UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 27, 2007
(Date of earliest event reported)


                   Wells Fargo Alternative Loan 2007-PA1 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

       New York                333-133209-01             Applied For
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(State or other jurisdiction    (Commission            (IRS Employer
      of incorporation            File No.            Identification No.
     of issuing entity)      of issuing entity)       of issuing entity)

7430 New Technology Way, Frederick, Maryland                    21703
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Address of principal executive offices                       (Zip Code)

Depositor's telephone number, including area code  (301) 846-8881


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 27, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Alternative Loan 2007-PA1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1 (the "Certificates"), issued on February 27, 2007, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-WIO, Class A-PO, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $715,199,739.00, and (ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $8,320,753.17.

            The Public Certificates were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated January 19, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated on February 27, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated February 27, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            Certain of the mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of February 27, 2007 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Wells Fargo Servicing Agreement is attached as Exhibit 10.1. No single other servicer will service 10% or more of the mortgage loans.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------------                    ------------
      (1.1)                          Underwriting Agreement, dated February 15,
                                     2006 and terms agreement, dated January 19, 2007, among the Company, Wells Fargo Bank,
                                     N.A. and Merrill Lynch, Pierce, Fenner &
                                     Smith Incorporated.

      (4.1) Pooling and Servicing Agreement, dated as of February 27, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement, dated as of February 27, 2007, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated as of February 27, 2007, between the Company and Wells Fargo Bank, N.A.

      (10.3) Class A-8 Yield Maintenance Agreement, dated February 27, 2007, between Barclays Bank, PLC, as counterparty, and Wells Fargo Bank, N.A., as master servicer.

      (10.4) Class A-9 Yield Maintenance Agreement, dated February 27, 2007, between Barclays Bank, PLC, as counterparty, and Wells Fargo Bank, N.A., as master servicer.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

February 27, 2007

                                          /s/ Bradley A. Davis
                                         -----------------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               Underwriting Agreement, dated February
                          15, 2006 and terms agreement, dated     E
                          January 19, 2007, among the Company,
                          Wells Fargo Bank, N.A. and Merrill
                          Lynch, Pierce, Fenner & Smith
                          Incorporated.

      (4.1)               Pooling and Servicing Agreement, dated
                          as of February 27, 2007, among Wells    E
                          Fargo Asset Securities Corporation,
                          Wells Fargo Bank, N.A. and HSBC Bank
                          USA, National Association, as trustee.

      (10.1)              Servicing Agreement, dated as of
                          February 27, 2007, between Wells Fargo  E
                          Bank, N.A., as servicer and Wells
                          Fargo Bank, N.A., as master servicer.

      (10.2)              Mortgage Loan Purchase Agreement,
                          dated as of February 27, 2007, between E the Company and Wells Fargo Bank, N.A.

      (10.3)              Class A-8 Yield Maintenance Agreement,
                          dated February 27, 2007, between        E
                          Barclays Bank, PLC, as counterparty,
                          and Wells Fargo Bank, N.A., as master
                          servicer.

      (10.4)              Class A-9 Yield Maintenance Agreement,
                          dated February 27, 2007, between        E
                          Barclays Bank, PLC, as counterparty,
                          and Wells Fargo Bank, N.A., as master
                          servicer.